Exhibit 99.1

Financial Supplement, Amended

June 30, 2005

Includes restatement of prior periods reported.
Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:
Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, internal investigation developments, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-4
	- Summary Consolidated Balance Sheets	5
	- Consolidated Premiums by Line of Business	6
	- Consolidating Statement of Operations	7-8

III.	Segment Results
	- Insurance-North American	9-10
	- Insurance-Overseas General	11-12
	- Global Reinsurance	13-15
	- Financial Services	16-17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19-22
	- Investment Portfolio	23
	- Realized and Unrealized Gains (Losses)	24
	- Capital Structure	25
	- Computation of Basic and Diluted Earnings Per Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27
	- Diluted Book Value per Ordinary Share	28
	- Comprehensive Income	29
	- Glossary	30

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended June 30		% Change 2Q-05 vs. 2Q-04	Six months ended June 30		% Change YTD-05 vs. YTD-04
	2005	2004		2005	2004
		(Restated)			(Restated)
Gross premiums written	$4,213	$4,042	4%	$8,756	$8,460	3%
Net premiums written	$2,909	$2,861	2%	$6,275	$6,081	3%
Net premiums earned	$2,921	$2,782	5%	$5,798	$5,370	8%
Net investment income	$305	$243	26%	$590	$485	22%
Net income	$467	$423	10%	$904	$871	4%
Income excluding net realized gains (losses)(1)	$443	$391	13%	$898	$803	12%
Comprehensive income (loss)	$571	$(133)	NM	$722	$451	60%
Operating cash flow	$1,093	$1,088	0%	$2,306	$2,264	2%

Combined ratio
Loss and loss expense ratio	64.4%	63.2%		63.9%	61.8%
Underwriting and administrative expense ratio	25.8%	25.5%		25.6%	26.0%

Combined ratio	90.2%	88.7%		89.5%	87.8%

Annualized ROE*	17.9%	17.4%		18.2%	18.4%
Annualized ROE, excluding FAS 115*	18.7%	18.5%		19.4%	19.5%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.50	$1.33	13%	$3.04	$2.74	11%
Net income	$1.58	$1.44	10%	$3.06	$2.98	3%

Diluted book value per ordinary share	$34.29	$30.44	13%	$34.29	$30.44	13%
Diluted tangible book value per ordinary share	$25.39	$21.30	19%	$25.39	$21.30	19%

Weighted average diluted ordinary shares outstanding	288.5	285.4		288.2	285.0

Debt/ total capitalization	15.5%	19.8%		15.5%	19.8%

(1)	See page 27 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Property and Casualty(1)
Gross premiums written	$4,141	$4,322	$3,562	$3,860	$3,971	$8,463	$8,128	$15,550
Net premiums written	2,837	3,147	2,559	2,647	2,793	5,984	5,754	10,960
Net premiums earned	2,772	2,729	2,730	2,688	2,594	5,501	4,952	10,370
Losses and loss expenses	1,774	1,706	2,120	2,105	1,636	3,480	3,080	7,305
Policy acquisition costs	424	382	405	385	381	806	730	1,520
Administrative expenses	308	330	335	301	294	638	586	1,222

P& C underwriting income (loss)	$266	$311	$(130)	$(103)	$283	$577	$556	$323

Financial Services underwriting income (loss)	14	1	(3)	(11)	26	15	84	70
Life underwriting income (loss) excluding investment income	15	17	11	5	3	32	6	22
Net investment income	305	285	282	246	243	590	485	1,013
Net realized gains (losses)	32	(14)	130	(32)	42	18	99	197
Interest expense	43	42	43	50	46	85	90	183
Other (income) expense	(6)	(5)	1	(14)	(1)	(11)	16	3
Income tax expense (benefit)	128	126	(32)	65	129	254	253	286

Net income (loss)	$467	$437	$278	$4	$423	$904	$871	$1,153

Net realized gains (losses)	32	(14)	130	(32)	42	18	99	197
Tax expense on net realized gains (losses)	8	4	12	1	10	12	31	44

Income excluding net realized gains (losses)(2)	$443	$455	$160	$37	$391	$898	$803	$1,000

% Change versus prior year period(1)
Net premiums written	2%	6%	13%	23%	23%	4%	24%	21%
Net premiums earned	7%	16%	17%	24%	23%	11%	25%	23%

Other ratios
Net premiums written/gross premiums written	69%	73%	72%	69%	70%	71%	71%	70%
Effective tax rate on income excluding net realized gains (losses)	21%	21%	-38%	63%	23%	21%	22%	19%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure. See page 7 and 8 for a reconciliation to GAAP.
(2)	See page 27 Non-GAAP Financial Measures.
*	Calculated using income excluding net realized gains (losses).

Consolidated Results	Page 2

ACE Limited Consolidated Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-05	1Q-05		4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)		(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Combined ratio
Loss and loss expense ratio	64.4%	63.5%		78.5%	79.4%	63.2%	63.9%	61.8%	70.6%
Policy acquisition cost ratio	14.8%	13.6%		14.4%	13.8%	14.3%	14.2%	14.2%	14.2%
Administrative expense ratio	11.0%	11.9%		11.9%	10.9%	11.2%	11.4%	11.8%	11.6%

Combined ratio	90.2%	89.0%		104.8%	104.1%	88.7%	89.5%	87.8%	96.4%

Property and Casualty (1)

	2Q-05	1Q-05		4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)		(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Combined ratio
Loss and loss expense ratio	64.0%	62.5%		77.7%	78.3%	63.1%	63.3%	62.2%	70.4%
Policy acquisition cost ratio	15.3%	14.0%		14.9%	14.3%	14.7%	14.6%	14.7%	14.7%
Administrative expense ratio	11.1%	12.1	%(2)	12.2%	11.2%	11.3%	11.6%	11.8%	11.8%

Combined ratio	90.4%	88.6%		104.8%	103.8%	89.1%	89.5%	88.7%	96.9%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$—		$465	$—	$—	$—	$—	$465
Catastrophe and other large losses	$—	$3		$31	$457	$—	$3	$—	$488
Prior period development(3)	$27	$29		$105	$—	$26	$56	$6	$111

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	Includes $30M of legal expenses related to the investigations.
(3)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 3

ACE Limited Consolidated Results - Consecutive Quarters - 3 (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003	Full Year 2002
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Property and Casualty(1)
Gross premiums written	$4,157	$3,331	$3,296	$3,242	$3,533	$13,402	$11,133
Net premiums written	2,961	2,273	2,153	2,275	2,354	9,055	6,553
Net premiums earned	2,358	2,342	2,162	2,113	1,839	8,456	5,668
Losses and loss expenses	1,444	1,431	1,387	1,337	1,129	5,284	4,061
Policy acquisition costs	349	357	321	314	281	1,273	872
Administrative expenses	292	313	272	278	239	1,102	856

P& C underwriting income (loss)	$273	$241	$182	$184	$190	$797	$(121)

Financial Services underwriting income (loss)	58	5	13	19	21	58	37
Life underwriting income (loss) excluding investment income	3	(2)	(4)	(5)	(5)	(16)	(22)
Net investment income	242	242	222	225	211	900	812
Net realized gains (losses)	57	133	56	116	(40)	265	(489)
Interest expense	44	45	44	43	45	177	193
Other (income) expense	17	21	4	1	8	34	36
Income tax expense (benefit)	124	87	68	97	59	311	(112)

Net income (loss)	$448	$466	$353	$398	$265	$1,482	$100

Net realized gains (losses)	57	133	56	116	(40)	265	(489)
Tax expense (benefit) on net realized gains (losses)	21	12	6	22	(8)	32	(72)

Income excluding net realized gains (losses)(2)	$412	$345	$303	$304	$297	$1,249	$517

Combined ratio
Loss and loss expense ratio	60.3%	66.0%	65.0%	64.2%	62.7%	64.6%	73.7%
Policy acquisition cost ratio	14.2%	13.2%	14.3%	14.2%	14.4%	14.0%	14.0%
Administrative expense ratio	12.5%	12.0%	12.4%	12.8%	12.6%	12.4%	13.5%

Combined ratio	87.0%	91.2%	91.7%	91.2%	89.7%	91.0%	101.2%

Property and Casualty (1)

Combined ratio
Loss and loss expense ratio	61.2%	61.1%	64.2%	63.3%	61.4%	62.5%	71.6%
Policy acquisition cost ratio	14.8%	15.2%	14.9%	14.9%	15.3%	15.1%	15.4%
Administrative expense ratio	12.4%	13.4%	12.6%	13.1%	13.0%	13.0%	15.1%

Combined ratio	88.4%	89.7%	91.7%	91.3%	89.7%	90.6%	102.1%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	See page 27 Non-GAAP Financial Measures.

Consolidated Results 3	Page 4

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	June 30 2005	March 31 2005	December 31 2004
	(Unaudited)	(Unaudited)	(Unaudited)
		(Restated)	(Restated)
Assets
Fixed maturities available for sale, at fair value	$21,136	$20,336	$22,891
Fixed maturities held to maturity, at amortized cost	3,151	3,211	—
Equity securities, at fair value	1,380	1,351	1,265
Short-term investments	2,476	2,156	2,163
Other investments	628	622	606

Total investments	28,771	27,676	26,925

Cash	651	574	498
Securities lending collateral	958	1,255	1,059
Insurance and reinsurance balances receivable	3,728	3,695	3,255
Reinsurance recoverable	14,428	14,268	14,882
Deferred policy acquisition costs	990	1,000	944
Prepaid reinsurance premiums	1,434	1,427	1,355
Goodwill	2,703	2,695	2,700
Deferred tax assets	1,134	1,178	1,173
Investments in partially owned insurance companies	832	816	796
Other assets	2,494	2,425	2,596

Total assets	$58,123	$57,009	$56,183

Liabilities
Unpaid losses and loss expenses	$32,101	$31,426	$31,483
Unearned premiums	6,457	6,527	5,983
Future policy benefits for life and annuity contracts	517	507	509
Insurance and reinsurance balances payable	2,438	2,290	2,337
Deposit liabilities	347	302	343
Securities lending payable	958	1,255	1,059
Payable for investments purchased	785	630	507
Accounts payable, accrued expenses and other liabilities	1,613	1,694	1,710
Short-term debt	147	147	146
Long-term debt	1,849	1,849	1,849
Trust preferred securities	412	412	412

Total liabilities	47,624	47,039	46,338

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	9,947	9,522	9,111
Accumulated other comprehensive income (AOCI)	552	448	734

Total shareholders’ equity	10,499	9,970	9,845

Total liabilities and shareholders’ equity	$58,123	$57,009	$56,183

Diluted book value per ordinary share (1)	$34.29	$32.64	$32.51
Diluted tangible book value per ordinary share (1)	$25.39	$23.56	$23.37

(1)	See page 27 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 5

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-05	% of Total Consolidated	2Q-04	% of Total Consolidated	% Change 2Q-05 vs. 2Q-04	YTD 2005	% of Total Consolidated	YTD 2004	% of Total Consolidated	% Change YTD-05 vs. YTD-04
			(Restated)					(Restated)
Net premiums written
Property and all other	$859	29%	$995	35%	-14%	$1,911	30%	$2,004	33%	-5%
Casualty	1,655	57%	1,500	52%	10%	3,420	55%	3,169	52%	8%
Personal accident	323	11%	298	10%	8%	653	10%	581	9%	12%

Total P&C	2,837	97%	2,793	97%	2%	5,984	95%	5,754	94%	4%

Global Re - life	57	2%	55	2%	4%	115	2%	106	2%	8%
Financial Services	15	1%	13	1%	15%	176	3%	221	4%	-20%

Total Consolidated	$2,909	100%	$2,861	100%	2%	$6,275	100%	$6,081	100%	3%

Net premiums earned
Property and all other	$871	30%	$885	32%	-2%	$1,745	30%	$1,655	31%	5%
Casualty	1,588	54%	1,418	51%	12%	3,144	54%	2,751	51%	14%
Personal accident	313	11%	291	10%	8%	612	11%	546	10%	12%

Total P&C	2,772	95%	2,594	93%	7%	5,501	95%	4,952	92%	11%

Global Re - life	57	2%	54	2%	6%	115	2%	105	2%	10%
Financial Services	92	3%	134	5%	-31%	182	3%	313	6%	-42%

Total Consolidated	$2,921	100%	$2,782	100%	5%	$5,798	100%	$5,370	100%	8%

Line of Business	Page 6

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2005 and 2004 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
June 30, 2005
Gross premiums written	$2,344	$1,428	$369	$—	$4,141	$15	$4,156
Net premiums written	1,412	1,062	363	—	2,837	15	2,852
Net premiums earned	1,319	1,081	372	—	2,772	92	2,864
Losses and loss expenses	948	610	206	10	1,774	70	1,844
Policy acquisition costs	130	217	77	—	424	1	425
Administrative expenses	111	142	16	39	308	7	315

Underwriting income (loss)	130	112	73	(49)	266	14	280

Life underwriting income (includes investment income)	—	—	25	—	25	—	25
Net investment income - property and casualty	142	80	40	3	265	30	295
Net realized gains (losses)	14	34	33	(52)	29	3	32
Interest expense	5	—	—	38	43	—	43
Other (income) expense	1	5	1	—	7	(13)	(6)
Income tax expense (benefit)	81	48	9	(17)	121	7	128

Net income (loss)	199	173	161	(119)	414	53	467

Net realized gains (losses)	14	34	33	(52)	29	3	32
Tax expense (benefit) on net realized gains (losses)	2	7	—	—	9	(1)	8

Income (loss) excluding net realized gains (losses) (1)	$187	$146	$128	$(67)	$394	$49	$443

June 30, 2004 (Restated)
Gross premiums written	$2,102	$1,501	$368	$—	$3,971	$15	$3,986
Net premiums written	1,330	1,098	365	—	2,793	13	2,806
Net premiums earned	1,178	1,069	347	—	2,594	134	2,728
Losses and loss expenses	836	627	173	—	1,636	90	1,726
Policy acquisition costs	112	195	74	—	381	9	390
Administrative expenses	110	139	16	29	294	9	303

Underwriting income (loss)	120	108	84	(29)	283	26	309

Life underwriting income (includes investment income)	—	—	11	—	11	—	11
Net investment income - property and casualty	110	58	29	2	199	36	235
Net realized gains (losses)	30	3	12	29	74	(32)	42
Interest expense	5	—	—	40	45	1	46
Other (income) expense	3	4	—	(1)	6	(7)	(1)
Income tax expense (benefit)	71	60	1	(14)	118	11	129

Net income (loss)	181	105	135	(23)	398	25	423

Net realized gains (losses)	30	3	12	29	74	(32)	42
Tax expense (benefit) on net realized gains (losses)	8	1	—	—	9	1	10

Income (loss) excluding net realized gains (losses) (1)	$159	$103	$123	$(52)	$333	$58	$391

(1)	See page 27 Non-GAAP Financial Measures.

Segment 2005 Qtr	Page 7

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2005 and 2004 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
June 30, 2005
Gross premiums written	$4,494	$3,064	$905	$—	$8,463	$178	$8,641
Net premiums written	2,837	2,257	890	—	5,984	176	6,160
Net premiums earned	2,604	2,169	728	—	5,501	182	5,683
Losses and loss expenses	1,840	1,220	411	9	3,480	153	3,633
Policy acquisition costs	247	409	150	—	806	3	809
Administrative expenses	222	290	31	95	638	11	649

Underwriting income (loss)	295	250	136	(104)	577	15	592

Life underwriting income (includes investment income)	—	—	51	—	51	—	51
Net investment income - property and casualty	273	154	79	3	509	62	571
Net realized gains (losses)	3	52	11	(57)	9	9	18
Interest expense	10	—	1	74	85	—	85
Other (income) expense	1	11	2	—	14	(25)	(11)
Income tax expense (benefit)	161	100	18	(38)	241	13	254

Net income (loss)	399	345	256	(194)	806	98	904

Net realized gains (losses)	3	52	11	(57)	9	9	18
Tax expense (benefit) on net realized gains (losses)	(1)	12	—	—	11	1	12

Income (loss) excluding net realized gains (losses) (1)	$395	$305	$245	$(137)	$808	$90	$898

June 30, 2004 (Restated)
Gross premiums written	$4,007	$3,174	$947	$—	$8,128	$223	$8,351
Net premiums written	2,541	2,276	937	—	5,754	221	5,975
Net premiums earned	2,185	2,088	679	—	4,952	313	5,265
Losses and loss expenses	1,534	1,213	333	—	3,080	175	3,255
Policy acquisition costs	212	380	138	—	730	20	750
Administrative expenses	213	277	34	62	586	34	620

Underwriting income (loss)	226	218	174	(62)	556	84	640

Life underwriting income (includes investment income)	—	—	22	—	22	—	22
Net investment income - property and casualty	214	108	56	2	380	89	469
Net realized gains (losses)	82	27	2	15	126	(27)	99
Interest expense	10	—	—	77	87	3	90
Other (income) expense	6	7	—	(1)	12	4	16
Income tax expense (benefit)	134	111	4	(27)	222	31	253

Net income (loss)	372	235	250	(94)	763	108	871

Net realized gains (losses)	82	27	2	15	126	(27)	99
Tax expense (benefit) on net realized gains (losses)	15	8	—	—	23	8	31

Income (loss) excluding net realized gains (losses) (1)	$305	$216	$248	$(109)	$660	$143	$803

(1)	See page 27 Non-GAAP Financial Measures.

Segment 2005 YTD	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Gross premiums written	$2,344	$2,150	$1,885	$2,234	$2,102	$4,494	$4,007	$8,126
Net premiums written	1,412	1,425	1,194	1,366	1,330	2,837	2,541	5,101
Net premiums earned	1,319	1,285	1,243	1,251	1,178	2,604	2,185	4,679
Losses and loss expenses	948	892	1,366	998	836	1,840	1,534	3,898
Policy acquisition costs	130	117	114	121	112	247	212	447
Administrative expenses	111	111	128	110	110	222	213	451

Underwriting income (loss)	130	165	(365)	22	120	295	226	(117)

Net investment income	142	131	132	123	110	273	214	469
Net realized gains (losses)	14	(11)	35	9	30	3	82	126
Interest expense	5	5	5	6	5	10	10	21
Other (income) expense	1	—	2	(3)	3	1	6	5
Income tax expense (benefit)	81	80	(100)	48	71	161	134	82

Net income (loss)	199	200	(105)	103	181	399	372	370

Net realized gains (losses)	14	(11)	35	9	30	3	82	126
Tax expense (benefit) on net realized gains (losses)	2	(3)	5	2	8	(1)	15	22

Income excluding net realized gains (losses) (1)	$187	$208	$(135)	$96	$159	$395	$305	$266

Combined ratio
Loss and loss expense ratio	71.9%	69.4%	109.9%	79.8%	71.0%	70.7%	70.2%	83.3%
Policy acquisition cost ratio	9.8%	9.1%	9.1%	9.7%	9.5%	9.5%	9.7%	9.6%
Administrative expense ratio	8.4%	8.6%	10.3%	8.7%	9.4%	8.5%	9.8%	9.6%

Combined ratio	90.1%	87.1%	129.3%	98.2%	89.9%	88.7%	89.7%	102.5%

Large losses and other items (before tax)
Asbestos, environmental and other run-off losses	$—	$—	$459	$—	$—	$—	$—	$459
Catastrophe losses (before tax)	$—	$—	$—	$126	$—	$—	$—	$126
Prior period development	$51	$22	$96	$42	$41	$73	$57	$195

% Change versus prior year period
Net premiums written	6%	18%	12%	28%	36%	12%	33%	26%
Net premiums earned	12%	28%	23%	26%	27%	19%	30%	27%

Other ratios
Net premiums written/gross premiums written	60%	66%	63%	61%	63%	63%	63%	63%

(1)	See page 27 Non-GAAP Financial Measures.

Insurance-North American	Page 9

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003	Full Year 2002
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Gross premiums written	$1,905	$1,764	$1,819	$1,648	$1,664	$6,895	$6,115
Net premiums written	1,211	1,070	1,066	979	935	4,050	2,921
Net premiums earned	1,007	1,013	991	931	754	3,689	2,477
Losses and loss expenses	698	648	726	644	523	2,541	2,222
Policy acquisition costs	100	102	95	100	83	380	216
Administrative expenses	103	109	103	103	87	402	342

Underwriting income (loss)	106	154	67	84	61	366	(303)

Net investment income	104	105	102	103	105	415	409
Net realized gains (losses)	52	30	7	34	(18)	53	(199)
Interest expense	5	4	6	5	6	21	22
Other (income) expense	3	7	1	—	6	14	(1)
Income tax expense (benefit)	63	70	43	47	34	194	(51)

Net income (loss)	191	208	126	169	102	605	(63)

Net realized gains (losses)	52	30	7	34	(18)	53	(199)
Tax expense (benefit) on net realized gains (losses)	7	—	—	3	(3)	—	(43)

Income excluding net realized gains (losses) (1)	$146	$178	$119	$138	$117	$552	$93

Combined ratio
Loss and loss expense ratio	69.3%	64.0%	73.2%	69.3%	69.3%	68.9%	89.7%
Policy acquisition cost ratio	10.0%	10.0%	9.6%	10.8%	11.0%	10.3%	8.7%
Administrative expense ratio	10.3%	10.8%	10.4%	11.0%	11.6%	10.9%	13.8%

Combined ratio	89.6%	84.8%	93.2%	91.1%	91.9%	90.1%	112.2%

(1)	See page 27 Non-GAAP Financial Measures.

Insurance-North American 2	Page 10

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Gross premiums written	$1,428	$1,636	$1,391	$1,292	$1,501	$3,064	$3,174	$5,857
Net premiums written	1,062	1,195	1,085	980	1,098	2,257	2,276	4,341
Net premiums earned	1,081	1,088	1,128	1,086	1,069	2,169	2,088	4,302
Losses and loss expenses	610	610	548	665	627	1,220	1,213	2,426
Policy acquisition costs	217	192	223	199	195	409	380	802
Administrative expenses	142	148	135	139	139	290	277	551

Underwriting income	$112	$138	$222	$83	$108	$250	$218	$523

Net investment income	80	74	65	51	58	154	108	224
Net realized gains (losses)	34	18	18	2	3	52	27	47
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	5	6	15	3	4	11	7	25
Income tax expense	48	52	85	34	60	100	111	230

Net income	$173	$172	$205	$99	$105	$345	$235	$539

Net realized gains (losses)	34	18	18	2	3	52	27	47
Tax expense on net realized gains (losses)	7	5	5	1	1	12	8	14

Income excluding net realized gains (losses) (1)	$146	$159	$192	$98	$103	$305	$216	$506

Combined ratio
Loss and loss expense ratio	56.4%	56.1%	48.6%	61.2%	58.6%	56.2%	58.1%	56.4%
Policy acquisition cost ratio	20.1%	17.7%	19.9%	18.3%	18.3%	18.9%	18.2%	18.7%
Administrative expense ratio	13.2%	13.6%	11.9%	12.8%	13.0%	13.4%	13.3%	12.8%

Combined ratio	89.7%	87.4%	80.4%	92.3%	89.9%	88.5%	89.6%	87.9%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$—	$6	$—	$—	$—	$—	$6
Large losses (before tax)	$—	$—	$—	$53	$—	$—	$—	$53
Prior period development	$(21)	$7	$22	$(20)	$(2)	$(14)	$(25)	$(23)

% Change versus prior year period
Net premiums written	-3%	1%	10%	13%	16%	-1%	18%	15%
Net premiums earned	1%	7%	11%	21%	17%	4%	19%	17%

Other ratios
Net premiums written/gross premiums written	74%	73%	78%	76%	73%	74%	72%	74%

(1)	See page 27 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003	Full Year 2002
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Gross premiums written	$1,673	$1,341	$1,200	$1,244	$1,406	$5,191	$4,131
Net premiums written	1,178	983	868	949	976	3,776	2,855
Net premiums earned	1,019	1,019	895	912	836	3,662	2,514
Losses and loss expenses	586	616	527	550	490	2,183	1,535
Policy acquisition costs	185	197	170	163	152	682	533
Administrative expenses	138	134	121	121	114	490	381

Underwriting income	$110	$72	$77	$78	$80	$307	$65

Net investment income	50	44	43	40	39	166	113
Net realized gains (losses)	24	1	4	2	(13)	(6)	(37)
Interest expense	—	(1)	1	—	—	—	1
Other (income) expense	3	6	4	2	3	15	14
Income tax expense	51	21	19	31	27	98	2

Net income	$130	$91	$100	$87	$76	$354	$124

Net realized gains (losses)	24	1	4	2	(13)	(6)	(37)
Tax expense (benefit) on net realized gains (losses)	7	—	—	—	(5)	(5)	(12)

Income excluding net realized gains (losses) (1)	$113	$90	$96	$85	$84	$355	$149

Combined ratio
Loss and loss expense ratio	57.5%	60.5%	58.9%	60.2%	58.7%	59.6%	61.1%
Policy acquisition cost ratio	18.1%	19.3%	19.0%	17.8%	18.2%	18.6%	21.2%
Administrative expense ratio	13.5%	13.2%	13.5%	13.3%	13.7%	13.4%	15.2%

Combined ratio	89.1%	93.0%	91.4%	91.3%	90.6%	91.6%	97.5%

(1)	See page 27 Non-GAAP Financial Measures.

Insurance-Overseas General 2	Page 12

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Property and casualty
Gross premiums written	$369	$536	$286	$334	$368	$905	$947	$1,567
Net premiums written	363	527	280	301	365	890	937	1,518
Net premiums earned	372	356	359	351	347	728	679	1,389
Losses and loss expenses	206	205	204	436	173	411	333	973
Policy acquisition costs	77	73	68	65	74	150	138	271
Administrative expenses	16	15	15	16	16	31	34	65

P&C underwriting income (loss)	73	63	72	(166)	84	136	174	80

Life
Gross premiums written	57	58	55	60	56	115	109	224
Net premiums written	57	58	55	59	55	115	106	220
Net premiums earned	57	58	55	60	54	115	105	220
Life and annuity benefits	37	35	38	48	44	72	86	172
Policy acquisition costs	4	4	5	6	6	8	11	22
Administrative expenses	1	2	1	1	1	3	2	4
Net investment income	10	9	9	8	8	19	16	33

Life underwriting income	25	26	20	13	11	51	22	55

Total underwriting income (loss)	98	89	92	(153)	95	187	196	135
Net investment income - property and casualty	40	39	38	32	29	79	56	126
Net realized gains (losses)	33	(22)	67	(35)	12	11	2	34
Interest expense	—	1	—	—	—	1	—	—
Other (income) expense	1	1	(1)	—	—	2	—	(1)
Income tax expense (benefit)	9	9	11	(1)	1	18	4	14

Net income (loss)	161	95	187	(155)	135	256	250	282

Net realized gains (losses)	33	(22)	67	(35)	12	11	2	34
Tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$128	$117	$120	$(120)	$123	$245	$248	$248

P&C combined ratio
Loss and loss expense ratio	55.4%	57.6%	57.0%	123.9%	50.0%	56.5%	49.1%	70.1%
Policy acquisition cost ratio	20.7%	20.5%	19.0%	18.6%	21.3%	20.6%	20.3%	19.5%
Administrative expense ratio	4.1%	4.3%	4.0%	4.6%	4.5%	4.2%	5.0%	4.6%

P&C combined ratio	80.2%	82.4%	80.0%	147.1%	75.8%	81.3%	74.4%	94.2%

Large losses and other items
Large losses (before tax)	$—	$3	$31	$278	$—	$3	$—	$309
Prior period development	$(3)	$—	$(13)	$(22)	$(13)	$(3)	$(26)	$(61)

(1)	See page 27 Non-GAAP Financial Measures.

Global Reinsurance	Page 13

ACE Limited Segment Results - Consecutive Quarters -2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003	Full Year 2002
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Property and casualty
Gross premiums written	$579	$226	$277	$350	$463	$1,316	$887
Net premiums written	572	220	219	347	443	1,229	777
Net premiums earned	332	310	276	270	249	1,105	677
Losses and loss expenses	160	167	134	143	116	560	304
Policy acquisition costs	64	58	56	51	46	211	123
Administrative expenses	18	17	16	14	15	62	40

P&C underwriting income (loss)	90	68	70	62	72	272	210

Life
Gross premiums written	53	49	49	46	49	193	165
Net premiums written	51	47	47	44	47	185	159
Net premiums earned	51	48	46	42	48	184	158
Life and annuity benefits	42	44	45	44	48	181	158
Policy acquisition costs	5	5	5	2	4	16	16
Administrative expenses	1	1	—	1	1	3	6
Net investment income	8	8	10	8	7	33	27

Life underwriting income	11	6	6	3	2	17	5

Total underwriting income (loss)	101	74	76	65	74	289	215
Net investment income - property and casualty	27	24	23	23	17	87	82
Net realized gains (losses)	(10)	7	10	13	3	33	(57)
Interest expense	—	—	—	—	—	—	1
Other (income) expense	—	(1)	(1)	—	(1)	(3)	(1)
Income tax expense (benefit)	3	4	3	4	3	14	1

Net income (loss)	115	102	107	97	92	398	239

Net realized gains (losses)	(10)	7	10	13	3	33	(57)
Tax expense (benefit) on net realized gains (losses)	—	1	—	(1)	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$125	$96	$97	$83	$89	$365	$296

P&C combined ratio
Loss and loss expense ratio	48.1%	53.8%	48.6%	52.9%	46.6%	50.6%	44.9%
Policy acquisition cost ratio	19.3%	18.8%	20.3%	18.7%	18.5%	19.1%	18.1%
Administrative expense ratio	5.6%	5.5%	5.6%	5.3%	6.0%	5.6%	5.9%

P&C combined ratio	73.0%	78.1%	74.5%	76.9%	71.1%	75.3%	68.9%

(1)	See page 27 Non-GAAP Financial Measures.

Global Reinsurance 2	Page 14

ACE Limited Segment Results - Consecutive Quarters - 3 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance - Property & Casualty

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
% Change versus prior year period
Net premiums written	-1%	-8%	27%	37%	5%	-5%	19%	24%
Net premiums earned	7%	7%	16%	27%	29%	7%	31%	26%

Other ratios
Net premiums written/gross premiums written	98%	98%	98%	90%	99%	98%	99%	97%

Global Reinsurance - By Division
Gross premiums written
Tempest Europe	$49	$105	$64	$76	$60	$154	$186	$326
Tempest USA	228	248	204	196	225	476	481	881
Tempest Bermuda	92	183	18	62	83	275	280	360

Total	$369	$536	$286	$334	$368	$905	$947	$1,567

Net premiums written
Tempest Europe	$46	$102	$61	$74	$54	$148	$176	$311
Tempest USA	227	247	204	195	224	474	478	877
Tempest Bermuda	90	178	15	32	87	268	283	330

Total	$363	$527	$280	$301	$365	$890	$937	$1,518

Net premiums earned
Tempest Europe	$66	$76	$76	$77	$75	$142	$150	$303
Tempest USA	230	212	206	185	189	442	360	751
Tempest Bermuda	76	68	77	89	83	144	169	335

Total	$372	$356	$359	$351	$347	$728	$679	$1,389

Net premiums written/gross premiums written
Tempest Europe	94%	97%	95%	97%	90%	96%	95%	95%
Tempest USA	100%	100%	100%	99%	100%	100%	100%	100%
Tempest Bermuda	98%	97%	83%	52%	105%	97%	100%	92%

Total NPW/GPW	98%	98%	98%	90%	99%	98%	99%	97%

Global Reinsurance 3	Page 15

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Gross premiums written	$15	$163	$29	$68	$15	$178	$223	$320
Net premiums written	15	161	27	68	13	176	221	316
Net premiums earned	92	90	96	111	134	182	313	520
Losses and loss expenses	70	83	97	116	90	153	175	388
Policy acquisition costs	1	2	1	2	9	3	20	23
Administrative expenses	7	4	1	4	9	11	34	39

Underwriting income (loss)	14	1	(3)	(11)	26	15	84	70

Net investment income	30	32	29	29	36	62	89	147
Net realized gains (losses)	3	6	12	(2)	(32)	9	(27)	(17)
Interest expense	—	—	—	2	1	—	3	5
Other (income) expense	(13)	(12)	(15)	(14)	(7)	(25)	4	(25)
Income tax expense	7	6	3	1	11	13	31	35

Net income	53	45	50	27	25	98	108	185

Net realized gains (losses)	3	6	12	(2)	(32)	9	(27)	(17)
Tax expense (benefit) on net realized gains (losses)	(1)	2	2	(2)	1	1	8	8

Income excluding net realized gains (losses) (1)	$49	$41	$40	$27	$58	$90	$143	$210

Combined ratio
Loss and loss expense ratio	76.0%	92.2%	101.3%	104.7%	66.1%	84.0%	55.8%	74.6%
Policy acquisition cost ratio	1.4%	2.2%	-0.1%	2.3%	7.0%	1.8%	6.4%	4.3%
Administrative expense ratio	6.7%	4.6%	1.8%	2.7%	7.5%	5.7%	11.0%	7.5%

Combined ratio	84.1%	99.0%	103.0%	109.7%	80.6%	91.5%	73.2%	86.4%

Large losses and other items
Loss portfolio transfers(2)	$—	$—	$8	$19	$—	$—	$—	$27
Large losses (before tax)	$—	$—	$—	$11	$—	$—	$—	$11
Prior period development	$(8)	$1	$(8)	$(14)	$(5)	$(7)	$(7)	$(29)

% Change versus prior year period
Net premiums written	15%	-23%	-90%	-35%	-90%	-20%	-66%	-69%
Net premiums earned	-31%	-50%	-80%	-46%	-37%	-42%	-24%	-52%

Other ratios
Net premiums written/gross premiums written	100%	99%	93%	100%	87%	99%	99%	99%

(1)	See page 27 Non-GAAP Financial Measures.
(2)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 16

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Financial Services

	1Q-04	4Q-03	3Q-03	2Q-03	1Q-03	Full Year 2003	Full Year 2002
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Gross premiums written	$208	$290	$106	$118	$521	$1,035	$1,487
Net premiums written	208	276	105	132	515	1,028	1,447
Net premiums earned	179	471	204	214	198	1,087	1,078
Losses and loss expenses	85	427	151	158	148	884	912
Policy acquisition costs	11	15	18	17	11	61	72
Administrative expenses	25	24	22	20	18	84	57

Underwriting income (loss)	58	5	13	19	21	58	37

Net investment income	53	53	49	48	51	201	189
Net realized gains (losses)	5	93	29	73	(4)	191	(117)
Interest expense	2	2	2	1	1	6	10
Other (income) expense	11	—	—	(1)	—	(1)	(2)
Income tax expense	20	10	17	28	9	64	13

Net income	83	139	72	112	58	381	88

Net realized gains (losses)	5	93	29	73	(4)	191	(117)
Tax expense (benefit) on net realized gains (losses)	7	11	6	20	—	37	(17)

Income excluding net realized gains (losses) (1)	$85	$57	$49	$59	$62	$227	$188

Combined ratio
Loss and loss expense ratio	48.0%	90.7%	73.9%	73.9%	74.8%	81.3%	84.7%
Policy acquisition cost ratio	5.9%	3.2%	8.7%	7.8%	5.5%	5.6%	6.7%
Administrative expense ratio	13.7%	5.1%	10.7%	9.6%	9.1%	7.8%	5.2%

Combined ratio	67.6%	99.0%	93.3%	91.3%	89.4%	94.7%	96.6%

(1)	See page 27 Non-GAAP Financial Measures.

Financial Services 2	Page 17

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Balance at December 31, 2003	$27,083	$12,409	$14,674	$19,763	$6,916	$12,847	$7,320	$5,493	$1,827

Losses and loss expenses incurred	2,285	756	1,529	2,243	724	1,519	42	32	10
Losses and loss expenses paid	(1,860)	(781)	(1,079)	(1,639)	(545)	(1,094)	(221)	(236)	15
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	27,625	12,494	15,131	20,484	7,205	13,279	7,141	5,289	1,852

Losses and loss expenses incurred	2,453	727	1,726	2,483	761	1,722	(30)	(34)	4
Losses and loss expenses paid	(1,693)	(593)	(1,100)	(1,402)	(399)	(1,003)	(291)	(194)	(97)
Other (incl. foreign exch. revaluation)	(233)	166	(399)	(233)	166	(399)	—	—	—

Balance at June 30, 2004	28,152	12,794	15,358	21,332	7,733	13,599	6,820	5,061	1,759

Losses and loss expenses incurred	3,309	1,076	2,233	3,280	1,058	2,222	29	18	11
Losses and loss expenses paid	(1,957)	(697)	(1,260)	(1,749)	(372)	(1,377)	(208)	(325)	117
Other (incl. foreign exch. revaluation)	27	48	(21)	(396)	(375)	(21)	423	423	—

Balance at September 30, 2004	29,531	13,221	16,310	22,467	8,044	14,423	7,064	5,177	1,887

Losses and loss expenses incurred	3,712	1,507	2,205	2,672	1,083	1,589	1,040	424	616
Losses and loss expenses paid	(2,328)	(1,007)	(1,321)	(2,219)	(959)	(1,260)	(109)	(48)	(61)
Other (incl. foreign exch. revaluation)	568	245	323	281	(84)	365	287	329	(42)

Balance at December 31, 2004	31,483	13,966	17,517	23,201	8,084	15,117	8,282	5,882	2,400

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation) (2)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,478	15,729	8,219	5,877	2,342

Losses and loss expenses incurred	2,812	968	1,844	2,792	957	1,835	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(218)	(71)	(147)	(191)	(71)	(120)	(27)	—	(27)

Balance at June 30, 2005	$32,101	$13,500	$18,601	$24,097	$7,797	$16,300	$8,004	$5,703	$2,301

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Novation of a contract for $597M.

Loss Reserve Rollforward	Page 18

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2005	March 31 2005	December 31 2004
		(Restated)	(Restated)
Reinsurance recoverable on paid losses & loss expenses
Active operations	$768	$795	$788
Brandywine	415	385	398
Westchester	32	24	24

Total	$1,215	$1,204	$1,210

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$8,907	$8,607	$9,291
Brandywine	4,654	4,796	4,720
Westchester	571	578	589

Total	$14,132	$13,981	$14,600

Gross reinsurance recoverable
Active operations	$9,675	$9,402	$10,079
Brandywine	5,069	5,181	5,118
Westchester	603	602	613

Total	$15,347	$15,185	$15,810

Bad debt reserve
Active operations	$(579)	$(577)	$(547)
Brandywine	(302)	(302)	(341)
Westchester	(38)	(38)	(40)

Total	$(919)	$(917)	$(928)

Net reinsurance recoverable
Active operations	$9,096	$8,825	$9,532
Brandywine	4,767	4,879	4,777
Westchester	565	564	573

Total	$14,428	$14,268	$14,882

Reinsurance Recoverable	Page 19

[	ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	March 31, 2005 (Restated)
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$4,341	$71	1.6%
Other reinsurers balances >$20 million	2,220	118	5.3%
Other reinsurers balances <$20 million	432	35	8.1%
Mandatory pools and government agencies	697	3	0.4%
Structured settlements	207	1	0.5%
Captives	1,106	1	0.1%
Other(1)	399	348	87.2%

Total	$9,402	$577	6.1%

At March 31, 2005, $6.5 billion of the active operations’ recoverables were from rated reinsurers, of which 93.7% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.8 billion, of which $1.5 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group (including Transatlantic	AGRI General Ins Co	Independence Blue Cross (Amerihealth)
Reinsurance Company)	AIOI Insurance	ING - Internationale Nederlanden GRP
Berkshire Hathaway Insurance Group	Allianz	IRB - Brasil Reaseguros S.A.
Chubb Insurance Group	Arch Capital	Liberty Mutual Insurance Companies
Electric Insurance Company	Aspen Insurance Holdings Ltd	Overseas Partners Ltd
GE Insurance Solutions	AXA	Partner Re
HDI Haftpflichtverband Der Deutschen Industrie VAG	Cigna	Platinum Underwriters
Lloyd’s of London	CNA Insurance Companies	Renaissance Re Holdings Ltd
Munich Re	Converium Group	Royal & Sun Alliance Insurance Group
Swiss Re Group	Endurance Specialty	SCOR Group
XL Capital Group	Everest Re Group	Sompo Japan
	Fairfax Financial	St. Paul Travelers Companies
	Federal Crop Insurance Corp	Toa Reinsurance Company
	FM Global Group	Trenwick Group
	Gerling Group	White Mountains Insurance Group
	Hartford Insurance Group	WR Berkley Corp
Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 20

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	March 31, 2005 (Restated)
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$7,520	$100	1.3%
Other reinsurers balances >$20 million	3,399	219	6.4%
Other reinsurers balances <$20 million	939	123	13.1%
Mandatory pools and government agencies	724	4	0.6%
Structured settlements	489	2	0.4%
Captives	1,198	2	0.2%
Other(1)	916	467	51.0%

Total	$15,185	$917	6.0%

At March 31, 2005, $10.6 billion of consolidated recoverables were from rated reinsurers, of which 94.5% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group (including Transatlantic	AGRI General Ins Co	Hartford Insurance Group
Reinsurance Company)	AIOI Insurance	Independence Blue Cross (Amerihealth)
Berkshire Hathaway Insurance Group	Allianz	ING - Internationale Nederlanden GRP
Everest Re Group	Allstate	IRB - Brasil Reaseguros S.A.
Equitas	Arch Capital	Liberty Mutual Insurance Companies
GE Insurance Solutions	Aspen Insurance Holdings Ltd	Millea Holdings
HDI Haftpflichtverband Der Deutschen Industrie VAG	Assicurazioni Generali SPA	Mitsui Sumitomo Insurance Company Ltd.
Lloyd’s of London	AVIVA	Overseas Partners Ltd
Munich Re	AXA	Partner Re
Swiss Re Group	Chubb Insurance Group	Platinum Underwriters
XL Capital Group	CIGNA	QBE Insurance
	CNA Insurance Companies	Renaissance Re Holdings Ltd
	Converium Group	Royal & Sun Alliance Insurance Group
	Dominion Ins. Co. Ltd	SCOR Group
	Dukes Place Holdings	Sompo Japan
	Electric Insurance Company	St. Paul Travelers Companies
	Endurance Specialty	Toa Reinsurance Company
	Fairfax Financial	Trenwick Group
	Federal Crop Insurance Corp	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 21

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
	(Restated)	(Restated)	(Restated)
Gross balance at December 31, 2004	$716	$494	$1,210
Bad debt reserve at 12/31/04	37	272	309
% of gross	5.2%	55.1%	25.5%

Net balance at December 31, 2004 (3)	$679	$222	$901

Gross balance at March 31, 2005	$712	$492	$1,204
Bad debt reserve at 3/31/05	37	268	305
% of gross	5.2%	54.5%	25.3%

Net balance at March 31, 2005 (3)	$675	$224	$899

Gross balance at June 30, 2005	$719	$496	$1,215
Bad debt reserve at 6/30/05	29	271	300
% of gross	4.0%	54.6%	24.7%

Net balance at June 30, 2005	$690	$225	$915

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(3)	The current quarter allocation between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 22

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2005	March 31 2005	December 31 2004
		(Restated)	(Restated)
Market Value
Fixed maturities available for sale	$21,136	$20,336	$22,891
Fixed maturities held to maturity	3,207	3,207	—
Short-term investments	2,476	2,156	2,163

Total	$26,819	$25,699	$25,054

Asset Allocation by Market Value
Treasury	$1,704	$1,728	$1,551
Agency	1,553	1,517	1,547
Corporate	7,555	7,615	7,614
Mortgage-backed securities	6,169	5,504	5,034
Asset-backed securities	1,444	1,215	1,225
Municipal	548	559	566
Non-US	5,370	5,405	5,376
Cash & cash equivalent	2,476	2,156	2,141

Total	$26,819	25,699	$25,054

Credit Quality by Market Value
AAA	$16,205	$14,743	$13,890
AA	2,198	2,475	2,634
A	4,295	4,451	4,397
BBB	1,974	2,182	2,275
BB	1,041	817	774
B	1,060	982	1,041
Other	46	49	43

Total	$26,819	25,699	$25,054

Cost/Amortized Cost
Fixed maturities available for sale	$20,825	$20,217	$22,422
Fixed maturities held to maturity	3,151	3,211	—
Short term investments	2,476	2,156	2,163

Subtotal	26,452	25,584	24,585
Equity securities	1,213	1,170	1,061
Other investments	562	564	551

Total	$28,227	$27,318	$26,197

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.0 years	3.1 years	3.4 years
Avg. market yield of fixed maturities	4.3%	4.5%	4.1%
Avg. credit quality	AA	AA	AA

Investments	Page 23

ACE Limited Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2005			Six months ended June 30, 2005
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$26	$190	$216	$21	$(143)	$(130)
Equity securities	21	(14)	7	35	(38)	(3)
Equity and fixed income derivatives	(43)	—	(43)	(43)	—	(43)
Foreign exchange gains (losses)	2	—	2	(1)	—	(1)
Other	2	13	15	4	21	25

Total inv. portfolio gains (losses)	8	189	197	16	(160)	(152)
Other FAS 133 adjustments	24	—	24	2	—	10

Total gains (losses)	32	189	221	18	(160)	(142)
Income tax expense (benefit)	8	43	51	12	(25)	(13)

Net gains (losses)	$24	$146	$170	$6	$(135)	$(129)

(1)	The quarter includes impairments of $4M for fixed maturities and $1M for equities. Year to date includes impairments of $24M for fixed maturities and $2M for equities.

	Three months ended June 30, 2004			Six months ended June 30, 2004
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Investment Portfolio Gains (Losses)
Fixed maturities	$(8)	$(711)	$(719)	$47	$(533)	$(486)
Equity securities	40	(27)	13	68	(31)	37
Equity and fixed income derivatives	30	—	30	29	—	29
Foreign exchange gains (losses)	(8)	—	(8)	(3)	—	(3)
Other	(4)	24	20	(11)	28	17

Total inv. portfolio gains (losses)	50	(714)	(664)	130	(536)	(406)
Other FAS 133 adjustments	(8)	—	(8)	(31)	—	(31)

Total gains (losses)	42	(714)	(672)	99	(536)	(437)
Income tax expense (benefit)	10	(171)	(161)	31	(122)	(91)

Net gains (losses)	$32	$(543)	$(511)	$68	$(414)	$(346)

(2)	The quarter includes impairments of $3M for fixed maturities and $2M for equities. Year to date includes impairments of $4M for fixed maturities and $3M for equities.

Investment Gains (Losses)	Page 24

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	June 30 2005	March 31 2005	December 31 2004	December 31 2003
		(Restated)	(Restated)	(Restated)
Total short-term debt	$147	$147	$146	$546
Total long-term debt	1,849	1,849	1,849	1,349

Total debt	1,996	1,996	1,995	1,895

Total trust preferreds	412	412	412	475

Perpetual preferred	557	557	557	557
Ordinary shareholders’ equity	9,942	9,413	9,288	8,266

Total shareholders’ equity	$10,499	$9,970	$9,845	$8,823

Total capitalization	$12,907	$12,378	$12,252	$11,193
Tangible shareholders’ equity (1)	$7,796	$7,275	$7,145	$6,025

Leverage ratios
Debt/ total capitalization	15.5%	16.1%	16.3%	16.9%
Debt plus trust preferreds/ total capitalization	18.7%	19.5%	19.6%	21.2%
Debt/ tangible equity	25.6%	27.4%	27.9%	31.5%
Debt plus trust preferreds/ tangible equity	30.9%	33.1%	33.7%	39.3%
Debt plus total preferred stock/ total capitalization	23.0%	24.0%	24.2%	26.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 25

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2005	2004	2005	2004
		(Restated)		(Restated)
Numerator
Income excluding net realized gains (losses)(1)	$443	$391	$898	$803
Perpetual preferred dividend	(11)	(11)	(22)	(22)

Income to ordinary shares, excl. net realized gains (losses)	432	380	876	781
Net realized gains (losses), net of income tax	24	32	6	68

Net income available to the holders of ordinary shares	$456	$412	$882	$849

Rollforward of ordinary shares
Ordinary shares - beginning of period	287,353,327	282,714,909	284,478,525	279,897,193
Issued under employee stock purchase plan	—	(2)	109,411	125,629
Stock (cancelled) granted	(3,505)	(347,919)	1,340,712	911,686
Issued for option exercises	723,617	1,237,457	2,144,791	2,669,937

Ordinary shares - end of period	288,073,439	283,604,445	288,073,439	283,604,445

Denominator
Weighted average shares outstanding	283,972,257	280,007,156	283,595,386	279,477,772
Effect of other dilutive securities	4,478,907	5,364,008	4,577,133	5,560,172

Adj. wtd. avg. shares outstanding and assumed conversions	288,451,164	285,371,164	288,172,519	285,037,944

Basic earnings per share
Income excluding net realized gains (losses)(1)	$1.52	$1.36	$3.09	$2.79
Net realized gains (losses), net of income tax	0.09	0.11	0.02	0.25

Net income	$1.61	$1.47	$3.11	$3.04

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.50	$1.33	$3.04	$2.74
Net realized gains (losses), net of income tax	0.08	0.11	0.02	0.24

Net income	$1.58	$1.44	$3.06	$2.98

(1)	See page 27 Non-GAAP Financial Measures.

Earnings per share	Page 26

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 28.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) and the tax expense on net realized gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Net income (loss), as reported	$467	$437	$278	$4	$423	$904	$871	$1,153
Net realized gains (losses)	32	(14)	130	(32)	42	18	99	197
Income tax expense on net realized gains (losses)	8	4	12	1	10	12	31	44

Income excluding net realized gains (losses)	$443	$455	$160	$37	$391	$898	$803	$1,000

Reconciliation Non-GAAP	Page 27

ACE Limited Diluted Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	June 30 2005	March 31 2005	December 31 2004
		(Restated)	(Restated)
Shareholders’ equity	$10,499	$9,970	$9,845
Net proceeds from assumed conversions of options	468	271	312
Proceeds from issuance of preferred shares	(557)	(557)	(557)

Numerator for diluted book value per share calculation	10,410	9,684	9,600
Less: goodwill	2,703	2,695	2,700

Numerator for diluted tangible book value per share	$7,707	$6,989	$6,900

Ordinary shares outstanding - end of period	288,073,439	287,353,327	284,478,525
Shares issued from assumed conversions of options	15,478,846	9,346,765	10,830,932

Denominator for diluted and diluted tangible book value	303,552,285	296,700,092	295,309,457

Book value per ordinary share	$34.51	$32.76	$32.65
Diluted book value per ordinary share	$34.29	$32.64	$32.51
Diluted tangible book value per ordinary share	$25.39	$23.56	$23.37

Reconciliation Book Value	Page 28

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-05	1Q-05	4Q-04	3Q-04	2Q-04	YTD 2005	YTD 2004	Full Year 2004
		(Restated)	(Restated)	(Restated)	(Restated)		(Restated)	(Restated)
Net income (loss)	$467	$437	$278	$4	$423	$904	$871	$1,153
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	247	(301)	169	406	(630)	(54)	(392)	183
Reclassification adjustment for net realized gains (losses) included in net income	(56)	(48)	(96)	(32)	(83)	(104)	(144)	(272)
Amortization of net unrealized appreciation related to held to maturity securities	(2)	—	—	—	—	(2)	—	—
Cumulative translation adjustment	(68)	(11)	126	27	(24)	(79)	(22)	131
Minimum pension liability adjustment	4	2	(45)	2	2	6	—	(43)
Income tax (expense) benefit related to other comprehensive income items	(21)	72	(35)	(82)	179	51	138	21

Other comprehensive income (loss)	104	(286)	119	321	(556)	(182)	(420)	20

Comprehensive income (loss)	$571	$151	$397	$325	$(133)	$722	$451	$1,173

Comprehensive Income	Page 29

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 30